Exhibit 4(a)

                              MANAGEMENT AGREEMENT

      AGREEMENT made this 24th day of March, 2000, by and between NOMURA PACIFIC BASIN FUND, INC., a Maryland corporation (hereinafter referred to as the "Corporation"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                                   WITNESSETH:

      WHEREAS, the Corporation is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager is engaged in the business of rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Corporation desires to retain the Manager to render investment advisory and management services to the Corporation in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Manager is willing to provide management and investment advisory services to the Corporation on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I
                              DUTIES OF THE MANAGER

      The Corporation hereby retains the Manager to act as the manager for the Corporation or, if the Corporation becomes a series investment company, for each of the portfolios of the Corporation that executes a "Management Fee Exhibit" to this Agreement (each a "Fund", which term refers to the Corporation if it does not become a series investment company), and to furnish each Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Corporation, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, to arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. The Manager shall provide each Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the

Corporation, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of each Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall monitor each Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of such Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information," respectively). The Manager shall make reports to the Board of Directors of the Corporation of the performance of obligations hereunder with respect to each Fund and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable. The Manager, and its affiliates, shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation or any Fund.

      (b) Investment Advisory Services. The Manager shall provide each Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of such Fund. The Manager shall act as investment adviser to each Fund and as such shall furnish continuously an investment program for such Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of such Fund shall be held in the various securities in which such Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the respective Fund's investment objective, investment policies and investment restrictions as the same are set forth in such Fund's Prospectus and Statement of Additional Information. The Manager shall make decisions for each Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities shall be exercised. Should the Board of Directors of the Corporation at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the applicable Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for such Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of such Fund to give instructions to the Custodian of such Fund as to deliveries of securities and payments of cash for the account of such Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Corporation and set forth in the applicable Fund's Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Corporation or any Fund, is affiliated.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

      The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Corporation and all directors of the Corporation who are "affiliated persons" (as defined in the Investment Company Act) of the Manager.

      The Corporation and the Funds. Each Fund assumes and shall pay or cause to be paid all expenses attributable to or incurred by such Fund (except for the expenses incurred by the Distributor), as well as its allocable share of the Corporation's expenses, including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the Custodian, any sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of redemption of such Fund's shares, Securities and Exchange Commission fees, expenses of registering such Fund's shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by such Fund. The Distributor pays certain of the expenses of each Fund incurred in connection with the continuous offering of such Fund's shares.

                                   ARTICLE III
                           COMPENSATION OF THE MANAGER

      For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, each Fund shall pay to the Manager the fees set forth in such Fund's Management Fee Exhibit hereto. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month for which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth in the applicable Fund's Management Fee Exhibit. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share of any Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV
                         INVESTMENT ADVISORY AGREEMENTS

      The Manager may enter into Investment Advisory Agreements with Nomura Asset Management Co., Ltd. and/or Nomura Asset Management Singapore Ltd. (together, the "Investment Advisers") in the forms attached hereto as Exhibits A and B, respectively, in which the Manager may contract for advisory services and pay the Investment Advisers compensation for their services out of the compensation received hereunder pursuant to Article III. Such Investment Advisory Agreements will be coterminous with this Management Agreement.

                                    ARTICLE V
                     LIMITATION OF LIABILITY OF THE MANAGER

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Corporation or any Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Corporation or any Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.

                                   ARTICLE VI
                            ACTIVITIES OF THE MANAGER

      The services of the Manager to the Corporation are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Corporation are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager, and its affiliates are or may become similarly interested in the Corporation, and that the Manager is or may become interested in the Corporation as shareholder or otherwise.

                                   ARTICLE VII
                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective and binding on the parties hereto upon execution of the attached exhibits. This Agreement shall remain in force with respect to each Fund named in a Management Fee Exhibit attached hereto, until August 20, 2000.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII
                           AMENDMENTS OF THE AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; (ii) the vote of a majority of outstanding voting securities of the Corporation; and (iii) with respect to amendments affecting an individual Fund, by the vote of majority of outstanding voting securities of such Fund.

                                   ARTICLE IX
                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X
                                  GOVERNING LAW

      This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                    NOMURA PACIFIC BASIN FUND, INC.

                                    By /s/ David G. Stoeffel
                                      ------------------------------------------
                                      David G. Stoeffel
                                      President


                                    NOMURA ASSET MANAGEMENT U.S.A. INC.

                                    By /s/ Nobuo Katayama
                                      ------------------------------------------
                                      Nobuo Katayama
                                      President

                             MANAGEMENT FEE EXHIBIT
                                 WITH RESPECT TO
                             PACIFIC BASIN PORTFOLIO

      The following provisions are hereby incorporated and made part of the Management Agreement dated May 24, 2000 (the "Management Agreement") between Nomura Pacific Basin Fund, Inc. (the "Corporation") and Nomura Asset Management U.S.A. Inc. (the "Manager") with respect to the Pacific Basin Portfolio series of the Corporation (the "Fund").

      For all services rendered by the Manager hereunder, the Fund shall pay to the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Fund's Prospectus and Statement of Additional Information, at the annual rate of .75 of 1% (.75%) of the average daily net assets of the Fund, commencing on the day following effectiveness hereof.

      In consideration of the mutual covenants set forth in the Management Agreement, the Corporation executes and delivers this Management Fee Exhibit on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Management Fee Exhibit as of the date first above written.



                                    NOMURA PACIFIC BASIN FUND, INC.

                                    By /s/ David G. Stoeffel
                                      ------------------------------------------
                                      David G. Stoeffel
                                      President


                                    NOMURA ASSET MANAGEMENT U.S.A. INC.

                                    By /s/ Nobuo Katayama
                                      ------------------------------------------
                                      Nobuo Katayama
                                      President

                                                                       Exhibit A

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this 24 day of March, 2000, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                                   WITNESSETH:

      WHEREAS, the Pacific Basin Portfolio (the "Fund") of Nomura Pacific Basin Fund, Inc. (the "Corporation") is engaged in business as a diversified open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a Management Agreement with the Corporation with respect to the Fund of even date herewith (the "Management Agreement"); and

      WHEREAS, the Manager desires to retain the Investment Adviser to render investment advisory services to the Manager in connection with the Fund's operations in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I
                        DUTIES OF THE INVESTMENT ADVISER

      Subject to the broad supervision of the Manager and the Corporation, the Investment Adviser shall provide the Manager with advice as to allocation of the Fund's assets among various Pacific Basin markets in which the Fund may invest. The Investment Adviser will also provide economic research and securities analysis relating to issuers of securities domiciled or based in Japan and other Pacific Basin jurisdictions, other than Singapore, as the Manager may request. The Investment Adviser shall continuously review the Fund's holdings of such securities and shall make recommendations as to which such securities shall be purchased, sold or exchanged, and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the Fund's currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's securities shall be exercised.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III
                     COMPENSATION OF THE INVESTMENT ADVISER

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information, at the annual rate of .26125 of 1% (.26125%) of the average daily net assets of the Fund, less the Investment Adviser's pro rata portion of amounts paid by the Manager in connection with distribution or shareholder servicing for the Fund, commencing on the day following effectiveness hereof. For this purpose, the Investment Adviser's pro rata portion of the amount paid by the Manager in connection with distribution or shareholder servicing shall be determined based on the relationship of the fee payable to the Investment Adviser by the Manager under this Article III to the management fee payable by the Fund to the Manager under the Management Agreement. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined. If the Investment Adviser shall serve for less than the whole of any period specified in this Article III, the compensation to the Investment Adviser shall be prorated.

                                   ARTICLE IV
                LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                    ARTICLE V
                      ACTIVITIES OF THE INVESTMENT ADVISER

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager, the Corporation or the Fund as shareholder or otherwise.

                                   ARTICLE VI
                    DURATION AND TERMINATION OF THE AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until August 20, 2000.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII
                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII
                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX
                                  GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                    NOMURA ASSET MANAGEMENT U.S.A. INC.

                                    By /s/ Nobuo Katayama
                                      ------------------------------------------
                                      Nobuo Katayama
                                      President


                                    NOMURA ASSET MANAGEMENT CO., LTD.

                                    By /s/ Hisaaki Hino
                                      ------------------------------------------
                                      Hisaaki Hino
                                      Executive Managing Director

                                                                       Exhibit B

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this 24 day of March, 2000 by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager), and NOMURA ASSET MANAGEMENT SINGAPORE LTD., a Singapore corporation (hereinafter referred to as the "Investment Adviser").

                                   WITNESSETH:

      WHEREAS, the Pacific Basin Portfolio (the "Fund") of Nomura Pacific Basin Fund, Inc. (the "Corporation") is engaged in business as a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a Management Agreement with the Corporation with respect to the Fund of even date herewith (the "Management Agreement"); and

      WHEREAS, the Manager desires to retain the Investment Adviser to render investment advisory services to the Manager in connection with the Fund's operations in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I
                        DUTIES OF THE INVESTMENT ADVISER

      Subject to the broad supervision of the Manager and the Corporation, the Investment Adviser shall provide the Manager with such economic research and securities analysis relating to investments in Singapore and other Pacific Basin countries, other than Japan, as the Manager may request. The Investment Adviser shall continuously review the Fund's holdings of securities of issuers domiciled or based in Pacific Basin countries other than Japan, as the Manager may request, and shall make recommendations as to which such securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the Fund's currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities

Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investments in Pacific Basin countries other than Japan shall be exercised.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III
                     COMPENSATION OF THE INVESTMENT ADVISER

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information, at the annual rate of .0275 of 1% (.0275%) of the average daily net assets of the Fund, less the Investment Adviser's pro rata portion of amounts paid by the Manager in connection with distribution or shareholder servicing for the Fund, commencing on the day following effectiveness hereof. For this purpose, the Investment Adviser's pro rata portion of the amount paid by the Manager in connection with distribution or shareholder servicing shall be determined based on the relationship of the fee payable to the Investment Adviser by the Manager under this Article III to the management fee payable by the Fund to the Manager under the Management Agreement. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined. If the Investment Adviser shall serve for less than the whole of any period specified in this Article III, the compensation to the Investment Adviser shall be prorated.

                                   ARTICLE IV
                LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

      The Investment Adviser shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                    ARTICLE V
                      ACTIVITIES OF THE INVESTMENT ADVISER

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager, the Corporation or the Fund as shareholder or otherwise.

                                   ARTICLE VI
                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until August 20, 2000.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII
                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII
                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX
                                  GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                    NOMURA ASSET MANAGEMENT U.S.A. INC.

                                    By /s/ Nobuo Katayama
                                      ------------------------------------------
                                      Nobuo Katayama
                                      President


                                    NOMURA ASSET MANAGEMENT SINGAPORE, LTD.

                                    By /s/ Hirokazu Maki
                                      ------------------------------------------
                                      Hirokazu Maki
                                      Director